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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 6, 2003
                Date of Report (Date of earliest event reported)


                       SAFEGUARD HEALTH ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                   0-12050             52-1528581
     (State or other jurisdiction     (Commission         (IRS Employer
         of incorporation) n          File Number)      Identification No.)


                            95 ENTERPRISE, SUITE 100
                       ALISO VIEJO, CALIFORNIA 92656-2605
              (Address of principal executive offices and zip code)


                                 (949) 425-4300
                         (Registrant's telephone number,
                              including area code)


                                 (949) 425-4586
                         (Registrant's facsimile number,
                              including area code)


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ITEM  9.     REGULATION  FD  DISCLOSURE

The following information, including the press release attached as Exhibit 99.1, is being furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216:

On November 6, 2003, the Registrant issued a press release containing earnings information for its third quarter of 2003 ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SAFEGUARD HEALTH ENTERPRISES, INC.



Date: November 10, 2003         By:    /s/ Dennis L. Gates
                                    --------------------------------------
                                    DENNIS L. GATES
                                    Senior Vice President and Chief Financial
                                    Officer



Date: November 10, 2003         By:   /s/ Ronald I. Brendzel
                                    --------------------------------------
                                    RONALD I. BRENDZEL
                                    Senior Vice President and Secretary

                                INDEX TO EXHIBITS


EXHIBIT  NO.        DESCRIPTION
------------        -----------

    99.1 Press Release, dated November 6, 2003 regarding third quarter earnings of the Registrant is filed herewith.